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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 20, 2006

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                           BLUE RIVER BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            Indiana                        0-24501                35-2016637
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
      incorporation)                                         Identification No.)

                            29 East Washington Street
                           Shelbyville, Indiana 46176
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 398-9721
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Blue River Bancshares, Inc. (the "Company"), the bank holding company for Shelby County Bank and Paramount Bank, established a new Delaware trust subsidiary, Blue River Bancshares Trust I, which completed the sale of $7,000,000 of trust preferred securities on April 20, 2006. Blue River Bancshares Trust I issued the trust preferred securities at a rate equal to the three-month LIBOR rate plus 1.55%. The trust preferred securities mature in 30 years and may be called without penalty on or after June 30, 2011. Blue River Bancshares Trust I simultaneously issued 217 of the trust's common securities to the Company for a purchase price of $217,000, which, together with the trust preferred securities, constitutes all of the issued and outstanding securities of the trust. Blue River Bancshares Trust I used the proceeds from the sale of the trust preferred securities to purchase the Company's unsecured junior subordinated deferrable interest notes due June 30, 2036 (the "Debenture"). The net proceeds from the offering will be used by the Company to pay all amounts due under that certain credit facility described in Item 1.02 below and the remaining balance to be used for general corporate purposes. The forms of the Common Securities Certificate and the Preferred Securities Certificate are included as Exhibits B and C, respectively, in the Amended and Restated Declaration of Trust, attached hereto as Exhibit 10.1.

The Debenture was issued pursuant to a Junior Subordinated Indenture between the Company and Wilmington Trust Company dated April 20, 2006 (the "Indenture"), a copy of which is attached hereto as Exhibit 10.2. The interest payments by the Company will be used by the trust to pay the quarterly distributions to the holders of the trust preferred securities. The Indenture permits the Company to redeem the Debenture after June 30, 2011.

The terms of the trust preferred securities are governed by an Amended and Restated Trust Agreement, dated April 20, 2006 between the Company, as Depositor, Wilmington Trust Company, as property trustee, Wilmington Trust Company, as Delaware trustee, and the Administrators named therein.

Pursuant to a Guarantee Agreement dated April 20, 2006, between the Company and Wilmington Trust Company, the Company has guaranteed the payment of distributions and payments on liquidation or redemption of the trust preferred securities. The obligations of the Company under the Guarantee Agreement, a copy of which is attached hereto as Exhibit 10.3, are unsecured and subordinate to all of the Company's senior debt.

The offering of the trust preferred securities was conducted pursuant to a Placement Agreement dated April 20, 2006 between the Company, Blue River Bancshares Trust I, and J. P. Morgan Securities, Inc., attached hereto as
Exhibit 10.4. The Company did not pay any fees or commissions to the placement agent.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT


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On April 20, 2006, in connection with the with the transactions described in
Item 1.01 above, the Company paid all amounts due under, and terminated, its $6 million credit facility with Union Federal Bank of Indianapolis ("Union Federal"), evidenced by a Credit Agreement (the "Credit Agreement"), dated as of November 19, 2003, as amended December 30, 2004 by the First Amendment to Credit Agreement, March 30, 2005 by the Second Amendment to Credit Agreement and June 30, 2005 by the Third Amendment to Credit Agreement. The obligations evidenced by the Credit Agreement were scheduled to mature on June 30, 2008. In conjunction with the termination of the Credit Agreement, all collateral securing the obligations under the Credit Agreement, including the capital stock of Shelby County Bank and Paramount Bank was released.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 25, 2006, the Company issued a press release with respect to earnings for the quarter ended March 31, 2006. The full text of the press release is set forth in Exhibit 99.1 hereto.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by this Item 2.03 is included in Item 1.01 above and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information required by this Item 3.02 is included in Item 1.01 above and incorporated herein by reference. All of the securities described in Item 1.01 were issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) - (c) Not Applicable.

(d) Exhibits

Exhibit
Number    Description
-------   -----------
10.1      Amended and Restated Declaration of Trust among Blue River Bancshares,
          Inc., as Depositor, Wilmington Trust Company, as property trustee,


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

          Wilmington Trust Company, as Delaware trustee, and the Administrators named therein

10.2 Junior Subordinated Indenture between Blue River Bancshares Trust I and Wilmington Trust Company, as trustee

10.3 Guarantee Agreement between Blue River Bancshares, Inc., as guarantor, and Wilmington Trust Company, as guarantee trustee

10.4      Placement Agreement between Blue River Bancshares, Inc., Blue River
          Bancshares Trust I, and J. P. Morgan Securities, Inc.

10.5 Credit Agreement with Union Federal Bank of Indianapolis (Incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 filed on March
          30, 2004).

10.6      First Amendment to Credit Agreement with Union Federal Bank
          (Incorporated by reference to the Registrant's Form 8-K, filed on January 5, 2005)

10.7      Second Amendment to Credit Agreement with Union Federal Bank
          (Incorporated by reference to the Registrant's Form 8-K, filed on April 1, 2005)

10.8      Third Amendment to Credit Agreement with Union Federal Bank
          (Incorporated by reference to the Registrant's Form 8-K, filed on July
          5, 2005)

99.1      Press Release by Blue River Bancshares, Inc., dated April 25, 2006


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 25, 2006

                                        BLUE RIVER BANCSHARES, INC.


                                        By: /s/ Patrice M. Lima
                                            ------------------------------------
                                            Patrice M. Lima
                                            Vice President and Controller


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                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------
10.1      Amended and Restated Declaration of Trust among Blue River Bancshares,
          Inc., as Depositor, Wilmington Trust Company, as property trustee,
          Wilmington Trust Company, as Delaware trustee, and the Administrators named therein

10.2 Junior Subordinated Indenture between Blue River Bancshares Trust I and Wilmington Trust Company, as trustee

10.3 Guarantee Agreement between Blue River Bancshares, Inc., as guarantor, and Wilmington Trust Company, as guarantee trustee

10.4      Placement Agreement between Blue River Bancshares, Inc., Blue River
          Bancshares Trust I, and J. P. Morgan Securities, Inc.

10.5 Credit Agreement with Union Federal Bank of Indianapolis (Incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 filed on March
          30, 2004).

10.6      First Amendment to Credit Agreement with Union Federal Bank
          (Incorporated by reference to the Registrant's Form 8-K, filed on January 5, 2005)

10.7      Second Amendment to Credit Agreement with Union Federal Bank
          (Incorporated by reference to the Registrant's Form 8-K, filed on April 1, 2005)

10.8      Third Amendment to Credit Agreement with Union Federal Bank
          (Incorporated by reference to the Registrant's Form 8-K, filed on July
          5, 2005)

99.1      Press Release by Blue River Bancshares, Inc., dated April 25, 2006


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